Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of NanoViricides, Inc. (the “Company”) for the quarter ended March 31, 2007, each of the undersigned Eugene Seymour, the Chief Executive Officer of the Company, and Leo Ehrlich, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2007	/s/ Eugene Seymour
Eugene Seymour
Chief Executive and Interim Financial Officer

Dated: May 17, 2007	/s/ Anil Diwan
Anil Diwan
Principal Executive Officer and President